Exhibit 99.1 Leader in Targeted Protein Modulation The First BTK Degraders in Hematologic Malignancies: The Latest from the Clinic Arthur T. Sands, M.D., Ph.D. President & CEO 5th Annual TPD Summit Boston, MA October 26th, 2022 1

Important Notice and Disclaimers This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When or if used in this presentation, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will,” and similar expressions and their variants, as they relate to Nurix Therapeutics, Inc. (“Nurix,” the “Company,” “we,” “us” or “our”), may identify forward-looking statements. All statements that reflect Nurix’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding our future financial or business plans; our future performance, prospects and strategies; future conditions, trends, and other financial and business matters; our current and prospective drug candidates; the planned timing and conduct of the clinical trial programs for our drug candidates; the planned timing for the provision of clinical updates and initial findings from our clinical studies; the potential advantages of our DELigase™ platform and drug candidates; the extent to which our scientific approach and DELigase™ platform may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; and the timing and success of the development and commercialization of our current and anticipated drug candidates. Forward-looking statements reflect Nurix’s current beliefs, expectations, and assumptions. Although Nurix believes the expectations and assumptions reflected in such forward-looking statements are reasonable, Nurix can give no assurance that they will prove to be correct. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause Nurix’s actual activities and results to differ materially from those expressed in any forward-looking statement. Such risks and uncertainties include, but are not limited to: (i) risks and uncertainties related to Nurix’s ability to advance its drug candidates, obtain regulatory approval of and ultimately commercialize its drug candidates; (ii) the timing and results of clinical trials; (iii) Nurix’s ability to fund development activities and achieve development goals; (iv) the impact of the COVID-19 pandemic on Nurix’s business, clinical trials, financial condition, liquidity and results of operations; (v) Nurix’s ability to protect intellectual property and (vi) other risks and uncertainties described under the heading “Risk Factors” in Nurix’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2022, and other SEC filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The statements in this presentation speak only as of the date of this presentation, even if subsequently made available by Nurix on its website or otherwise. Nurix disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source. 2

Nurix Drugs Engage Ligases for the Treatment of Cancer Targeted Protein Modulation: TPM = TPD + TPE A Powerful Targeted protein Cellular System elevation (TPE) Harness ligases to decrease specific protein levels Inhibit ligases to increase specific protein levels Ubiquitin is ligated to Targeted protein target proteins to tag degradation (TPD) them for degradation by the proteasome 3

Nurix Is Advancing Four Wholly Owned Clinical Programs with a Deep Pipeline of Proprietary and Partnered Novel Targets MOA Drug program Target/delivery Therapeutic area Preclinical Phase 1 Phase 2 Phase 3 NX-2127 BTK-IKZF B-cell malignancies Oral Degrader TPD NX-5948 BTK B-cell malignancies Oral Degrader NX-1607 CBL-B Immuno-Oncology Oral Inhibitor TPE DeTIL-0255 Ex vivo CBL-B Gynecologic inhibition malignancies Cell therapy TPM 5 targets Multiple Wholly owned TPD 5 targets Multiple Gilead Sciences TPD 5 targets Multiple Sanofi 4

A First-in-Class Franchise of BTK Degraders:
NX-2127 & NX-5948

NX-2127

BTK DEGRADATION
& IMMUNOMODULATION

- Active against multiple BTK inhibitor-resistant mutations
- Robust BTK degradation and immunomodulatory activity observed across all dose levels to date
- Positive clinical activity in CLL patients, including responses in patients with BTK or BCL2 mutations
- Initiated cohort expansion for CLL patients
- Dose exploration is ongoing for patients with NHL



NX-5948

BTK DEGRADATION

- Active against multiple BTK inhibitor-resistant mutations
- Crosses blood brain barrier and degrades BTK in brain-resident lymphoma cells and microglia in animal models
- Activity in multiple models of autoimmune disease
- Phase 1a dose escalation trial ongoing

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Value Proposition for a BTK Degrader Meeting the Unmet Need with NX-2127 Address Dual Overcome scaffolding degrader resistance function activity Activity against Degradation blocks Immunomodulatory resistance mutations to all downstream activity adds second both covalent and non- signaling from BTK anti-tumor mechanism covalent BTK inhibitors 6

Emerging BTK Mutations Confer Resistance to Covalent and Non-Covalent BTK Inhibitors Pirtobrutinib Ibrutinib resistant resistant V416L L528W M437R C481S A428D T474I Opportunity for BTK degrader? 7 Wang E, et al. NEJM 2022

Nurix Degraders Directly Address Emerging Resistance Mutations and BTK Scaffolding Activity Many of the mutations that confer resistance Treatment with BTK inhibitors is to BTK inhibitors lack kinase activity changing the resistance landscape C481S 600 T474I WT 400 M437R 200 L528W V416L 0 0 50 100 150 [ATP] (μM) Wang E, et al. NEJM 2022 Nurix internal data 8 Kinase Activity Peptide Phos (RFU/min)

NX-2127 is Active Against Both Wildtype and Mutant BTK Potential to treat patients who failed both covalent and non-covalent BTK inhibitors BTK degradation in TMD8 cells 125 WT C481S 100 L528W 75 NX-2127 is capable of degrading V416L not only C481S, but also the novel M437R 50 BTK mutations observed post treatment with pirtobrutinib 25 0 NX-2127 (nM) TMD8: Human diffuse large B cell lymphoma cell line 9 0.01 0.1 1 10 100 1000 10000 %BTK Remaining

NX-2127 is a Dual Acting Agent That Also Degrades Immunomodulatory Cereblon Neosubstrate Aiolos Aiolos degradation in T cells • Activity of NX-2127 is pegged to approved agents with well-established efficacy and safety • Dual activity potentially addresses alternative resistance mechanism in CLL • Emerging clinical data supports pathway combination approach in non-GCB- subtype DLBCL • Dual mechanism shows strong benefit in MCL where both classes of agents are approved single agents NX-2127 degradation of Aiolos in human T cells occurs at a similar potency to lenalidomide and pomalidomide 10

BTK Degradation of 80%+ Drives Potent Anti-Tumor Activity in Preclinical Models BTK degradation in BTK degradation in TMD8 Tumor Growth Peripheral B cells TMD8 Tumor cells 120 120 1400 Vehicle Vehicle Vehicle 100 1200 100 10 mpk 10 mpk 10 mpk NX-2127 30 mpk 30 mpk 1000 30 mpk NX-2127 80 80 90 mpk 90 mpk 90 mpk NX-2127 800 60 60 Ibrutinib 600 40 40 400 20 20 200 0 0 0 0 5 10 15 20 25 Study Day Oral dose of NX-2127 (mg/kg) 10 30 90 % BTK degradation in peripheral B cells 69% 80% 91% % BTK degradation in tumor tissue 79.8% 83.7% 90.4% % Tumor growth inhibition vs Vehicle (Day 24) 58% 74% 100% TMD8: Human diffuse large B cell lymphoma cell line 11 % BTK remaining % BTK remaining 3 Tumor volume, mm (Mean± SEM)

NX-2127-001
Phase 1a/1b Trial Design

Dose escalation

Objectives:
- Assess safety and tolerability
- Identify maximum tolerated dose
- Evaluate PK/PD

Dose Level 3
300 mg

Dose Level 2
200 mg

Dose Level 1
100 mg

Dose Level -1
50 mg

Oral daily dosing

Dose expansion options

CLL failed 2 or more prior treatments including a BTK inhibitor and regardless of baseline BTK mutation status (up to 40)

- INITIATED -

MCL, MZL, WM (up to 20)

FL (up to 20)

DLBCL (up to 20)

CLL, chronic lymphocytic leukemia; DLBCL, diffuse large B cell lymphoma; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; WM, Waldenstrom's macroglobulinemia.

- CLL Phase 1b cohort expansion at 100 mg dose
- 50 mg CLL cohort opened to evaluate multiple doses for Project Optimus
- Phase 1a dose escalation is ongoing at 200 mg and 300 mg doses for patients with NHL

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NX-2127-001: Heavily Pre-Treated Patient Population, Including Double-Refractory CLL Patients Overall population CLL Non-CLL Characteristics (n=21)** (n=13) (n=7) Median age, years (range) 76.0 (61–92) 76 (65–86) 77 (67–92) Female, n (%) 7 (33.3) 7 (53.8) 0 Male, n (%) 14 (66.7) 6 (46.2) 7 (100) Prior therapy*, median (range) 4.5 (1–8) 6.0 (2–8) 2.0 (1–5) BTK inhibitor, n(%) 16 (76.2) 12 (92.3) 4 (57.1) BCL2 inhibitor, n(%) 7 (33.3) 7 (53.8) 0 Cohort 1 (100 mg) Cohort 2 (200 mg) Cohort 3 (300 mg) Total Type of Disease (n=12) (n=6) (n=3) (n=21) Chronic lymphocytic leukemia (CLL) 8 (66.7%) 3 (50%) 2 (66.7%) 13 (61.9%) Mantle cell lymphoma (MCL) 1 (8.3%) 1 (16.7%) 1 (33.3%) 3 (14.3%) Diffuse large B-cell lymphoma (DLBCL) 2 (16.7%) 1 (16.7%) 0 (0%) 3 (14.3%) Waldenstrom’s Macroglobulinemia (WM) 0 (0%) 1 (16.7%) 0 (0%) 1 (4.8%) TBD*** 1 (8.3%) 0 (0%) 0 (0%) 1 (4.8%) *Prior therapies were not entered into the database for all enrolled patients at the time of datacut. Some data pending/ongoing Data cut April 8, 2022 **One patient’s disease type wasn’t identified in the EDC at the time of extract, but disease type was coded based on source data 13 ***One subject was screened into the study, but the indication and cohort weren’t entered in the EDC at the time of data extract

NX-2127-001: Safety Observations By Dose (All Patients, Grade ≥3) Adverse Event 100 mg (n=10) 200 mg (n=6) 300 mg (n=3) n (%) n (%) n (%) Preferred Term, Grade ≥3 Neutropenia 1 (10%) 3 (50%) 2 (66.7%) Hypertension 0 (0%) 1 (16.7%) 0 (0%) Additional safety observations: Dyspnea 0 (0%) 1 (16.7%) 0 (0%) • Dose-limiting toxicity observed at 300 mg in a patient with CLL; Anemia 1 (10%) 1 (16.7%) 0 (0%) cognitive AE believed to be related to immunomodulatory activity Pain in extremity 0 (0%) 0 (0%) 1 (33.3%) • Two AEs of lower grade atrial Clostridium difficile colitis 0 (0%) 1 (16.7%) 0 (0%) fibrillation were observed at 100 mg in a patient with MCL, and Clostridium difficile infection 0 (0%) 1 (16.7%) 0 (0%) at 200 mg in a patient with CLL Cognitive disorder 0 (0%) 0 (0%) 1 (33.3%) Upper respiratory tract infection 0 (0%) 1 (16.7%) 0 (0%) Safety population included 19 subjects. Two patients were assigned to the 100 mg cohort, but treatment was not entered in the EDC at time of extract Data cut April 8, 2022 14

NX-2127-001: Rapid and Sustained Degradation of BTK in Patients with CLL Therapeutic range Target BTK degradation achieved by Day 15 BTK degradation is sustained (steady state) for all starting BTK levels Data cut April 8, 2022 15

Case Study: Patient #1 (Presented at TPD 2021) Safety Patient history Disease at study entry 78-year-old male Bone marrow involvement: 85.4% Exposure No dose interruptions or modifications with stage IV CLL Spleen: enlarged (15.7 cm) DLT’s None Nodal lesions: several, largest 4.2 cm SAE’s None Prior treatments Multiple resistance mutations 1. Rituximab, 2015 Grade 3 or > AE Neutropenia (ANC = 860), resolved without intervention 2. Ibrutinib, 2015-2021 Up to 68% of Leukemia Cells Disease assessment with BTK Mutations Lymph Nodal Time Hgb Plt ALC Spleen Spleen % Node SPD SPD % 2 b Point (g/dL) (K/uL) (K/uL) (cm) changeª (cm ) Change Response WT Baseline 14.3 112 16.4 15.7 – 27.1 – – 32% C481R 41% Week 8 13.2 133 36.9 14.8 –33% 13.4 –51% Stable disease Partial remission L528W Week 16 14.1 114 22.5 14.2 –56% 10.8 –60% 17% with lymphocytosis ªSpleen % change is the percent change to a reference “normal” of 13 cm C481Y b Response for this patient as per International working group on chronic lymphocytic leukemia (iwCLL) c <5% Listed as partial remission in database C481F DLT: dose limiting toxicity; SAE: serious adverse event; AE: adverse event; ANC: absolute neutrophil count; Hgb: hemoglobin, Plt: platelet count, ALC: absolute <5% lymphocyte count, SPD: sum of product diameters 16

NX-2127-001 Phase 1a: Positive Initial Findings in Heavily Pretreated CLL Patients • Meaningful clinical benefit in CLL patients with a median of 6 prior lines of therapy • Biologic activity including nodal reductions and/or lymphocytosis observed in all patients treated • Responses in patients with resistance mutations to iwCLL nodal PR threshold covalent and non-covalent BTK inhibitors • Responses include a double- Data cut April 8, 2022 refractory patient who had prior BCL2 inhibitor therapy Next clinical update on CLL patients at ASH 2022 SPD, sum of the product of diameters; iwCLL, international Workshop on CLL 17

CASE STUDY Clinical Update First Report of Targeted Protein Degrader NX-2127 Initial experience in non-GCB in Diffuse Large B cell DLBCL patients Lymphoma (DLBCL) Robert Brown, M.D. Executive Vice President Clinical Development Nurix Therapeutics October 26, 2022 18

Non-GCB DLBCL Represents an Important Unmet Medical Need

- DLBCL is the most common form of lymphoma, representing ~30% of all NHL diagnoses[1,2]
- ~24,000 people diagnosed in the United States each year, with ~60% 5-year survival[1,2,3]

DLBCL treatments are the same for all patients, even though it is a biologically heterogeneous disease[4]

GCB (Germinal Center B-cell)	Unclassified	ABC (Activated B-cell)
~40%	~10%	~50%

Chronic activated BCR signaling

Patients with non-GCB DLBCL have a poorer prognosis:
- Fewer curative responses to R-CHOP and shorted OS[4,5]
- An oral small molecule targeted therapy could address relapsed/refractory patients and those who are transplant or CART ineligible

[1]American Cancer Society. Cancer Facts & Figures 2022. Atlanta, Ga: American Cancer Society; 2022. https://www.cancer.org/cancer/non-hodgkin-lymphoma/about/key-statistics.html#references
[2]NCCN, B-Cell Lymphomas; April 2021 https://www.nccn.org/professionals/physician_gls/pdf/b-cell.pdf; [3]https://seer.cancer.gov/statfacts/html/dlbcl.html
[4]Mareschal et al. Hematologica 2011;96:1888–90; [5]Schmitz et al. N Engl J Med 2018;378:1396–407

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Mechanistic Rationale for Dual Degrader in DLBCL Hyper-activated BCR (CD79b-mut) and TLR (MyD88-mut) signaling are hallmarks of non-GCB DLBCL: • NX-2127 targets both BCR and TLR signaling through BTK degradation • NX-2127 targets non-BTK dependent TLR signaling through its immunomodulatory activity Figure from Westin J. Blood 2019;134:996–8 20

Dual Targeting of BTK and Immunomodulatory Activity Has Demonstrated Clinical Activity in Both Relapsed and First-Line Non-GCB DLBCL Goy A, et al. Blood 2019;134:1024–36 Westin J, et al. J Clin Oncol 2022;Aug 11 (epub ahead of print) 21

Two Heavily Pre-Treated Patients with Non-GCB DLBCL Enrolled in NX-2127 Phase 1 Dose-Escalation

	Patient #1	Patient #2
Subtype	Non-GCB (ABC subtype) Double-hit, BCL2/BCL6	Non-GCB (ABC subtype)
Dose	100 mg	300 mg
Time on Study	3.5 months	5 months and ongoing
Priors	4	4
Response(s)	Stable Disease (SD) at 8w → Progressive Disease (PD)	Complete Response (CR)* at 8w confirmed at 16w

Patient #2	Baseline demographic and disease characteristics
Age; Relevant medical history	84; aortic regurgitation, diastolic dysfunction, aspergillosis sinus infection
Cancer Diagnosis	1988: Waldenstrom's macroglobulinemia (WM) 2015: Diffuse large B-cell lymphoma (DLBCL) ABC subtype
Prior treatments for DLBCL	2015: Rituximab + CHOP followed by focal axillary irradiation 2017: Rituximab + ICE 2018: Rituximab, mogamulizumab (anti-CCR4), and magrolimab (anti-CD47) 2019: Rituximab, ibrutinib, and lenalidomide (RIL)
Disease features at study entry	Stage IV, MYD88 mutated and CXCR4 mutated
Time on study	Ongoing, Cycle #6 (5 months)

*CR per Lugano criteria

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Rapid BTK Degradation and Confirmed Complete Response Following NX-2127 Therapy FDG-PET CT Scan Disease Assessment Baseline Week 16 % BTK remaining in CD19+ B cells Bladder 100 Bladder Patient #2 300 mg 80 60 40 20 0 0 5 10 15 20 25 30 Day % BTK calculated in PBMC Significant Ikaros and Aiolos degradation also SUV: Standard confirmed by day 8 Max SUV: 17.6 Normal SUV Max SUV: 2.5 Uptake Value Deauville 5PS: 5 Deauville 5PS: 2 • Complete response at first assessment (Week 8) and confirmed at subsequent assessment (Week 16) • Safety: No DLT or SAE. Grade 3 neutropenia without infection, resolved with G-CSF. No Rx interruptions. 23 % BTK Remaining (Relative to C1D1 Pre-dose)

NX-2127: First-in-Class BTK Degrader Demonstrates Early Signs of Meaningful Clinical Activity in Both CLL and NHL Chronic lymphocytic leukemia (CLL) • Objective responses observed in CLL patients who failed a median of 6 prior lines of therapy including patients who failed BTK inhibitors and BCL2 inhibitors • Objective responses observed in patients whose tumors harbor BTK mutations known to cause resistance to both covalent and non-covalent BTK inhibitors Next steps: Enrollment in Phase 1b is ongoing with clinical update planned for the American Society of Hematology (ASH) Annual Meeting in December 2022 Non-Hodgkin lymphoma (NHL) • Rapid and complete response in patient with advanced relapsed/refractory non-GCB DLBCL • Complete response ongoing following four prior lines of therapy Next steps: Enrollment in Phase 1a is ongoing at the 200 mg and 300 mg doses in patients with NHL with clinical update planned for 2023 24

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